JOINDER AGREEMENT JOINDER AGREEMENT, dated as of March 27, 2020 (this “Joinder Agreement”), among PayPal Pte. Ltd. (Company Registration Number 200509725E), a private limited company incorporated under the laws of Singapore (the “Subsidiary”), PAYPAL HOLDINGS, INC., a Delaware corporation (the “Parent Borrower”), J.P. Morgan Securities Australia Limited (the “Australian Borrower Administrative Agent”), JPMorgan Chase Bank, N.A., Toronto Branch (the “Canadian Borrower Administrative Agent”), J.P. Morgan Europe Limited (the “Luxembourg Borrowers and Singapore Borrower Administrative Agent”) and JPMorgan Chase Bank, N.A. (the “Parent Borrower Administrative Agent” and together with the Australian Borrower Administrative Agent, the Canadian Borrower Administrative Agent and the Luxembourg Borrowers and Singapore Borrower Administrative Agent, the “Administrative Agent”) for the several banks and other financial institutions (the “Lenders”) from time to time parties to the Credit Agreement, dated as of September 11, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein being used herein as therein defined), by and among the Parent Borrower, the Designated Borrowers from time to time parties thereto, the Lenders and the Administrative Agent. W I T N E S S E T H: WHEREAS, the parties to this Joinder Agreement wish to add the Subsidiary as a Designated Borrower to the Credit Agreement in the manner hereinafter set forth; and WHEREAS, this Joinder Agreement is entered into pursuant to Section 4.03(b) of the Credit Agreement; NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows: 1. The Subsidiary hereby acknowledges that it has received and reviewed a copy of the Credit Agreement, and acknowledges and agrees to: (a) join the Credit Agreement as the Singapore Borrower and a Designated Borrower; (b) be bound by all covenants, agreements and acknowledgments attributable to the Singapore Borrower and a Designated Borrower in the Credit Agreement; and (c) perform all obligations and duties required of it by the Credit Agreement. 2. The Subsidiary hereby represents and warrants that the representations and warranties with respect to it contained in Article V of the Credit Agreement (other than the representations and warranties contained in Section 5.09 and 5.10 of the Credit Agreement, which shall not apply to the Singapore Borrower) are true and correct in all material respects on the date hereof. 1 834876.04-LACSR02A - MSW

3. The Tranche under which the Subsidiary shall have the right to borrow once joined to the Credit Agreement as the Singapore Borrower and a Designated Borrower: Tranche: Tranche 6 Facility 4. The address and country of incorporation of the Subsidiary are set forth below: Address 5 Temasek Boulevard #09-01 Suntec Tower Five Singapore 038985 Country of incorporation: Singapore 5. Notwithstanding anything to the contrary contained herein, the Credit Agreement or in any other Loan Document, Committed Loan Notices with respect to Borrowings by the Singapore Borrower may only be delivered by the employees of the Parent Borrower or any of its Subsidiaries that are designated in writing to the Administrative Agent in a designation letter executed by (i) the Treasurer of PayPal, Inc., a Delaware corporation (“PayPal, Inc.”) and (ii) either (x) the Chief Financial Officer of PayPal, Inc. or (y) the Assistant Treasurer of PayPal, Inc. 6. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. 7. This Joinder Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Joinder Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement. 8. Pursuant to Section 11.01 of the Credit Agreement, the Administrative Agent, with the consent of the Parent Borrower, may amend, modify or supplement any Loan Document without the consent of any Lender or the Required Lenders in order to correct any typographical error or other manifest error in any Loan Document. As such, the definition of “Tranche 6 Committed Loan Borrowing” in the Credit Agreement is hereby amended to read as follows: “Tranche 6 Committed Loan Borrowing" means a borrowing of Tranche 6 Committed Loans. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 2 834876.04-LACSR02A - MSW

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer and/or director as of the day and year first above written. PAYPAL PTE. LTD., as Singapore Borrower and a Designated Borrower By:/s/ Wong Mun Yat Name: Wong Mun Yat Title: Director By: /s/ Cameron McLean Name: Cameron McLean Title: Director PAYPAL HOLDINGS, INC., as the Parent Borrower By:/s/ Anthony Glasby Name: Anthony Glasby Title: Vice President and Treasurer 834876.04-LACSR02A - MSW

ACKNOWLEDGED AND AGREED TO: JPMORGAN CHASE BANK, N.A., as the Parent Borrower Administrative Agent By: /s/ Daniel Luby Name: Daniel Luby Title: Vice President J.P. MORGAN EUROPE LIMITED, as the Luxembourg Borrowers and Singapore Borrower Administrative Agent By: /s/ Grant Keith Name: Grant Keith Title: Associate J.P. MORGAN SECURITIES AUSTRALIA LIMITED., as the Australian Borrower Administrative Agent By: /s/ Cristina de Guzman Name: Cristina de Guzman Title: Associate JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as the Canadian Borrower Administrative Agent By: /s/ Nauman Muzaffar Name: Nauman Muzaffar Title: Vice President 834876.04-LACSR02A - MSW